EXHIBIT 25

                           SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That I, J. L. Scott, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

      *     For the special purpose of signing the Company's Form
            10-K for the fiscal year ended January 2, 1999 to be filed with the Securities and Exchange Commission on or before April 2, 1999, and

      * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

      I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1999.

                              /s/ J. L. Scott
                              ------------------------------


STATE OF IDAHO    )
                  )  ss
County of Ada     )

      On this 12th day of February, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared J. L. Scott, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              /s/ Sandi Kaye Mick
                              ------------------------------
                              Notary Public for the State of Idaho
                              Residing at Boise, Idaho
                              Commission Expires:  9-29-1999

                           SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That I, Joyce A. Godwin, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

      *     For the special purpose of signing the Company's Form
            10-K for the fiscal year ended January 2, 1999 to be filed with the Securities and Exchange Commission on or before April 2, 1999, and

      * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

      I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1999.


                              /s/ Joyce A. Godwin
                              ------------------------------

STATE OF IDAHO    )
                  )  ss
County of Ada     )

      On this 12th day of February, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared Joyce A. Godwin, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              /s/ Sandi Kaye Mick
                              ------------------------------
                              Notary Public for the State of Idaho
                              Residing at Boise, Idaho
                              Commission Expires:  9-29-2000

                           SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That I, Richard L. King, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

      *     For the special purpose of signing the Company's Form
            10-K for the fiscal year ended January 2, 1999 to be filed with the Securities and Exchange Commission on or before April 2, 1999, and

      * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

      I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1999.

                              /s/ Richard L. King
                              ------------------------------

STATE OF IDAHO    )
                  )  ss
County of Ada     )

      On this 12th day of February, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard L. King, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              /s/ Sandi Kaye Mick
                              ------------------------------
                              Notary Public for the State of Idaho
                              Residing at Boise, Idaho
                              Commission Expires:  9-29-2000

                           SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That I, Jerre L. Stead, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

      *     For the special purpose of signing the Company's Form
            10-K for the fiscal year ended January 2, 1999 to be filed with the Securities and Exchange Commission on or before April 2, 1999, and

      * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

      I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1999.

                              /s/ Jerre L. Stead
                              ------------------------------

STATE OF IDAHO    )
                  )  ss
County of Ada     )

      On this 12th day of February, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared Jerre L. Stead, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              /s/ Sandi Kaye Mick
                              ------------------------------
                              Notary Public for the State of Idaho
                              Residing at Boise, Idaho
                              Commission Expires:  9-29-2000

                           SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That I, Harold E. Thomas, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

      *     For the special purpose of signing the Company's Form
            10-K for the fiscal year ended January 2, 1999 to be filed with the Securities and Exchange Commission on or before April 2, 1999, and

      * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

      I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1999.

                              /s/ Harold E. Thomas
                              ------------------------------

STATE OF IDAHO    )
                  )  ss
County of Ada     )

      On this 12th day of February, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared Harold E. Thomas, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              /s/ Sandi Kaye Mick
                              ------------------------------
                              Notary Public for the State of Idaho
                              Residing at Boise, Idaho
                              Commission Expires:  9-29-2000

                           SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That I, Dr. Steven C. Wheelwright, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

      *     For the special purpose of signing the Company's Form
            10-K for the fiscal year ended January 2, 1999 to be filed with the Securities and Exchange Commission on or before April 2, 1999, and

      * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

      I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1999.

                              /s/ Dr. Steven C. Wheelwright
                              -------------------------------

STATE OF IDAHO    )
                  )  ss
County of Ada     )

      On this 12th day of February, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared Dr. Steven C. Wheelwright, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              /s/ Sandi Kaye Mick
                              ------------------------------
                              Notary Public for the State of Idaho
                              Residing at Boise, Idaho
                              Commission Expires:  9-29-2000

                           SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS: That I, William J. White, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

      *     For the special purpose of signing the Company's Form
            10-K for the fiscal year ended January 2, 1999 to be filed with the Securities and Exchange Commission on or before April 2, 1999, and

      * For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

      I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of February, 1999.

                              /s/ William J. White
                              ------------------------------

STATE OF IDAHO    )
                  )  ss
County of Ada     )

      On this 12th day of February, 1999, before me, the undersigned, a Notary Public in and for said State, personally appeared William J. White, known to me to be the person whose name is subscribed to the foregoing and acknowledged to me that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              /s/ Sandi Kaye Mick
                              ------------------------------
                              Notary Public for the State of Idaho
                              Residing at Boise, Idaho
                              Commission Expires:  9-29-2000